SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): December 27, 2000


                               NETCURRENTS, INC.
               (Exact Name of Registrant as Specified in Charter)

                           Delaware 0-18410 95-4233050
             (State or Other Jurisdiction (Commission (IRS Employer
               of Incorporation) File Number) Identification No.)

                       9720 Wilshire Boulevard, Suite 700
                          Los Angeles, California 90212
                    (Address of Principal Executive Offices)

                                 (310) 860-0200
                         (Registrant's Telephone Number)


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ITEM 5.  Other Events.

         NETCURRENTS, INC. recently completed the amendment of certain warrants to purchase an aggregate of 3,498,000 shares of its common stock, $0.001 par value per share, held by Brown Simpson Partners I, Ltd. numbered A-1, B-1, and C-1, each for 757,900 shares, and numbered A-2, B-2, C-2, each for 408,100 shares. The amendments reduced the exercise price of such warrants, which ranged from $6.00 to $9.00 per share, to $1.00 per share and reduced the mandatory exercise price, which ranged from $8.00 to $14.00 per share, to a range of $2.125 to $3.00 per share. A copy of the amendment is attached hereto as Exhibit 4.1.

ITEM     7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements.  None.

         (b) Pro Forma Financial Information.  None.

         (c) Exhibits.

             Exhibit 4.1 Amendment to Warrant.





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                                  EXHIBIT INDEX

EXHIBIT NUMBER                                             EXHIBIT NAME

     4.1                                                   Amendment to Warrant











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 7, 2001                               NETCURRENTS, INC.



                                            By: /s/ Irwin Meyer
                                               ---------------------------------
                                               Irwin Meyer
                                               Chief Executive Officer



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